UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2008

HIGH POINT TRANSPORT, INC.
(Name of Small Business Issuer in its charter)

Florida	000-52756	20-4871281
(State or jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)

23730 County Road 675, Myakka City, Florida	34251
(Address of principal executive offices)	(Zip Code)

(941) 545-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The registrant entered into a Merger and Exchange Agreement on February 4, 2008 and replaced that agreement with a Merger and Exchange Agreement on February 6, 2008 with Turbine Truck Engines, Inc., a company required to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 under File No. 333-109118.  Prior to the date of the agreement, there was no relationship between the registrant and Turbine Truck Engines.

The Merger and Exchange Purchase Agreement provides for (a) Turbine Truck Engines to redomicile to Nevada from Delaware, (b) Turbine Truck Engines to complete a share consolidation (reverse split) of 1 to 11.3486 which will result in Turbine Truck Engines having 1.5 million shares issued and outstanding, (c) the registrant to merge into a newly-incorporated Nevada subsidiary of Turbine Truck Engines named High Point Acquisition, Inc., (d) the registrant’s directors and executive officers will replace Turbine Truck Engines’ directors and executive officers, with the exception of Michael Rouse, who will remain as a director, (e) Turbine Truck Engines to transfer its assets and business to a newly incorporated, wholly owned Nevada subsidiary and (f) High Point Acquisition to merge into its parent, Turbine Truck Engines which will change its name to High Point Transport, Inc.

The consideration to be received for the merger by the stockholders of the registrant is 15 million shares of Turbine Truck Engines’ common.

Following the transactions described above, the registrant will file a Form 15 to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934.

Section 2 - Financial Information

See Item 9.01.

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

The following tables set forth information about the registrant’s unregistered sales of common stock during the period from May 15, 2006 (date of inception) to the date of this report.

Date	Title of Security	Amount	Purchaser	Price
2006	Common stock	1,000	Paul A. Henley (1)	$75
2007	Common stock	5,999,000	Paul A. Henley (1)	$1,711
2007	Common stock	50,000	Jackson L. Morris (2)	$1,000
2007	Common stock	150,000	Cristino L. Perez (3)	$3,000
2007	Common stock	300,000	Jeffrey Lane (4)	$6,000
2007	Common stock	50,000	Edgar Renteria (5)	$50,000
2007	Common stock	1,000,000	Anthony Vallone, Sr. (6)	$1,000,000
2007	Common stock	10,000	Ronald L. Milewski (7)	Future services
2007	Common stock	15,000	Ronald L. Milewski (7)	Future services
2008	Common stock	250,000	Agile Opportunity Fund, LLC (8)	Loan fee
2008	Common stock	300,000	Anthony Vallone, Sr. (9)	Note extension
2008	Common stock	4,500	Ronald L. Milewski	Services rendered
2008	Common stock	100,000	Ronald L. Milewski	$10,000
______________________
(1)  Mr. Henley is the registrant’s founder, was its sole director before the addition of Mr. Vallone and Mr. Milewski to the board, and is the registrant’s chief executive officer, president and secretary.
(2)  Mr. Morris is the registrant’s general and securities counsel.  The shares were issued for services.
(3)  Mr. Perez is the registrant’s chief financial and accounting officer.  The shares were issued for services.
(4)  Mr. Lane is a consultant to Mr. Henley and the registrant.  The shares were issued for services.

(5)  Mr. Renteria is a friend and business acquaintance of Mr. Henley.  The shares were issued for cash.
(6)  Mr. Vallone is the former owner of Cannon Freight Systems, Inc.  The shares were issued in partial consideration for the acquisition of Cannon Freight Systems.
(7)  Mr. Milewski was elected as a director of the registrant.  The 10,000 shares were issued as compensation for service as a director and 15,000 shares were issued as compensation as the audit committee member.
(8)  The shares were issued in connection with a secured convertible debenture.
(9)  The shares were issued as consideration for the extension of a promissory note due to Mr. Vallone on January 25, 2007.

The following tables set forth information about the registrant’s unregistered sales of notes and debentures convertible into common stock during the period from May 15, 2006 (date of inception) to the date of this report.

Date	Title of Security	Purchaser	Principal Amount
2007	Debenture	Edgar Renteria	$ 50,000
2007	Debenture	Edgar Renteria	$1,300,000
2007	Note	Anthony Vallone, Sr.	$1,000,000
2008	Debenture	Agile Opportunity Fund, LLC	$ 150,000
2008	Debenture	Agile Opportunity Fund, LLC	$ 250,000

The following table sets forth common stock purchase warrants issued by the registrant in connection with financing transactions.

Date	Warrant Shares	Purchaser
2007	226,726	Agile Opportunity Fund, LLC
2008	136,364	Agile Opportunity Fund, LLC

The registrant has relied on the exemption from registration under the Securities Act of 1933 provided in Section 4(2) of the Act of 1933 and the rules and regulations there under, on grounds that none of the sales listed above involve a public offering or distribution within the meaning of the Act.  The registrant did not pay and no one acting on its behalf or to its knowledge paid any commissions or other compensation with respect to the sale of any of the shares, notes and debentures listed in the table above, except the registrant paid a business brokerage fee to a licensed business broker in connection with the purchase of Cannon Freight Systems, Inc.  The registrant made each sale through its then sole director and officer, other than Mr. Henley who made his own purchase.  Each sale was directly to the purchaser. Each purchaser either had a preexisting relationship with the registrant as its founder and proposed executive officer or entered into a relationship with the registrant as counsel, chief financial officer, director or consultant, or had a personal relationship with Mr. Henley in the case of Mr. Renteria; except, Mr. Vallone who was the seller of Cannon Freight Systems introduced to the registrant by the licensed business broker, Agile which is an institutional investor who was introduced to the registrant by Cresta Capital which is a securities broker dealer.  These relationships and bargaining position of the purchasers provided information on an ongoing basis about the registrant’s business, condition and prospects, financial and otherwise. Management believes, based on representations of the purchasers, that each purchaser had such knowledge and experience in business and financial transactions that he was able to understand and evaluate the risks and merits of investment in a high risk enterprise. A legend was placed on each certificate, prohibiting public resale of the shares, except in compliance with Rule 144.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

 (a)  Financial Statements of Businesses Acquired.

Financial statements of Turbine Truck Engines are available on the EDGAR system of the Securities and Exchange Commission at www.sec.gov.

(b)  Pro Forma Financial Information.

Pro forma financial statements will be filed on Form 8-K upon closing of the transactions described above.

 (d)  Index to Exhibits

                     Description of Exhibit

10.A    Merger and Exchange Agreement dated February 6, 2008*

 _______
 * Previously filed

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

High Point Transport, Inc.

By: /s/ Paul A. Henley
Paul A. Henley, Chief Executive Officer,
Chief Operating Officer and President
February 14, 2008

/s/ Cristino L. Perez
Cristino L. Perez, Chief Financial and Accounting Officer
February 14, 2008